Exhibit 24

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ LESLIE H. WEXNER
Leslie H. Wexner

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ E. GORDON GEE
E. Gordon Gee

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ DENNIS S. HERSCH
Dennis S. Hersch

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ JAMES L. HESKETT
James L. Heskett

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ DONNA A. JAMES
Donna A. James

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ DAVID T. KOLLAT
David T. Kollat

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ WILLIAM R. LOOMIS, JR.
William R. Loomis, Jr.

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ JEFFREY H. MIRO
Jeffrey H. Miro

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ MICHAEL MORRIS
Michael Morris

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ ALLAN R. TESSLER
Allan R. Tessler

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ ABIGAIL S. WEXNER
Abigail S. Wexner

POWER OF ATTORNEY
OFFICERS AND
DIRECTORS OF
LIMITED BRANDS, INC.
The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2013 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner and Stuart B. Burgdoerfer, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
EXECUTED as of the 31st day of January, 2013.

/s/ RAYMOND ZIMMERMAN
Raymond Zimmerman